(2_FIDELITY_LOGOS)FIDELITY

CONGRESS STREET
FUND
ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     14   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    18   Notes to the financial statements.

REPORT OF INDEPENDENT    21   The auditors' opinion.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although stocks managed to post solid returns throughout 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history. These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1996          PAST 1   PAST 5    PAST 10
                                         YEAR     YEARS     YEARS

Congress Street                          22.32%   92.78%    315.10%

S&P 500(registered trademark)            22.96%   103.09%   314.99%

Growth & Income Funds                    20.78%   92.43%    246.71%
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. For example, if you invested $1,000 in a fund that had a return of 5% over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of 522 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past one year. Both benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1996    PAST 1   PAST 5   PAST 10
                                   YEAR     YEARS    YEARS

Congress Street                    22.32%   14.03%   15.30%

S&P 500                            22.96%   15.22%   15.27%

Growth & Income Funds Average      20.78%   13.87%   13.13%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19961231 19970115 133500 S00000000000001
             Congress Street             SP Standard & Poor 500
             00024                       SP001
  1986/12/31      10000.00                    10000.00
  1987/01/31      11352.87                    11347.00
  1987/02/28      11875.60                    11795.21
  1987/03/31      12010.77                    12136.09
  1987/04/30      11749.34                    12028.08
  1987/05/31      11737.25                    12132.72
  1987/06/30      12396.17                    12745.42
  1987/07/31      13020.03                    13391.62
  1987/08/31      13567.72                    13891.12
  1987/09/30      13338.01                    13586.91
  1987/10/31      10606.87                    10660.29
  1987/11/30       9650.83                     9781.88
  1987/12/31      10478.92                    10526.28
  1988/01/31      10674.14                    10969.44
  1988/02/29      11154.00                    11480.61
  1988/03/31      10703.11                    11125.86
  1988/04/30      10757.49                    11249.36
  1988/05/31      10887.71                    11347.23
  1988/06/30      11411.16                    11868.07
  1988/07/31      11268.17                    11822.97
  1988/08/31      11052.41                    11420.99
  1988/09/30      11583.51                    11907.52
  1988/10/31      11828.64                    12238.55
  1988/11/30      11658.84                    12063.54
  1988/12/31      11788.96                    12274.65
  1989/01/31      12556.75                    13173.16
  1989/02/28      12254.60                    12845.14
  1989/03/31      12499.20                    13144.44
  1989/04/30      13261.76                    13826.63
  1989/05/31      13783.65                    14386.61
  1989/06/30      13611.28                    14304.61
  1989/07/31      15049.63                    15596.31
  1989/08/31      15057.57                    15902.00
  1989/09/30      14995.32                    15836.80
  1989/10/31      14997.97                    15469.39
  1989/11/30      15392.66                    15784.96
  1989/12/31      15834.42                    16163.80
  1990/01/31      14583.76                    15079.21
  1990/02/28      14789.03                    15273.73
  1990/03/31      15388.53                    15678.49
  1990/04/30      15134.32                    15286.53
  1990/05/31      16665.02                    16776.96
  1990/06/30      16899.82                    16662.88
  1990/07/31      16956.24                    16609.56
  1990/08/31      15577.28                    15108.05
  1990/09/30      14729.54                    14372.29
  1990/10/31      14839.63                    14310.49
  1990/11/30      15724.53                    15234.95
  1990/12/31      16242.27                    15660.00
  1991/01/31      16754.20                    16342.78
  1991/02/28      17977.13                    17511.29
  1991/03/31      18517.50                    17935.06
  1991/04/30      18493.33                    17978.11
  1991/05/31      19165.94                    18754.76
  1991/06/30      18234.68                    17895.79
  1991/07/31      19120.80                    18729.74
  1991/08/31      19811.29                    19173.63
  1991/09/30      19556.68                    18853.43
  1991/10/31      20061.60                    19106.07
  1991/11/30      19499.14                    18336.09
  1991/12/31      21532.68                    20433.74
  1992/01/31      21030.67                    20053.67
  1992/02/29      20983.97                    20314.37
  1992/03/31      20543.25                    19918.24
  1992/04/30      20903.70                    20503.84
  1992/05/31      20893.49                    20604.31
  1992/06/30      20435.77                    20297.30
  1992/07/31      21341.67                    21127.46
  1992/08/31      21000.85                    20694.35
  1992/09/30      20907.90                    20938.54
  1992/10/31      20797.24                    21011.83
  1992/11/30      21337.24                    21728.33
  1992/12/31      21400.49                    21995.59
  1993/01/31      21126.49                    22180.35
  1993/02/28      21397.50                    22482.00
  1993/03/31      21681.98                    22956.37
  1993/04/30      21401.99                    22400.83
  1993/05/31      22065.28                    23001.17
  1993/06/30      21880.68                    23067.88
  1993/07/31      21576.19                    22975.60
  1993/08/31      22376.04                    23846.38
  1993/09/30      22082.15                    23662.76
  1993/10/31      22868.37                    24152.58
  1993/11/30      22833.53                    23923.13
  1993/12/31      23123.42                    24212.60
  1994/01/31      23435.38                    25035.83
  1994/02/28      23211.02                    24357.36
  1994/03/31      22209.06                    23295.38
  1994/04/30      22218.28                    23593.56
  1994/05/31      22722.33                    23980.49
  1994/06/30      21981.86                    23392.97
  1994/07/31      22851.49                    24160.26
  1994/08/31      23976.26                    25150.83
  1994/09/30      23708.68                    24534.64
  1994/10/31      24338.73                    25086.67
  1994/11/30      23938.92                    24173.01
  1994/12/31      24477.81                    24531.50
  1995/01/31      25183.54                    25167.60
  1995/02/28      26048.72                    26148.38
  1995/03/31      26624.99                    26920.02
  1995/04/30      27610.16                    27712.81
  1995/05/31      28598.49                    28820.49
  1995/06/30      29326.09                    29489.99
  1995/07/31      30038.75                    30467.88
  1995/08/31      29952.46                    30544.36
  1995/09/30      31582.31                    31833.33
  1995/10/31      31978.59                    31719.68
  1995/11/30      33097.11                    33112.18
  1995/12/31      33934.53                    33749.92
  1996/01/31      35341.67                    34898.76
  1996/02/29      35659.93                    35222.28
  1996/03/31      36121.97                    35561.47
  1996/04/30      36543.63                    36085.64
  1996/05/31      37756.91                    37016.29
  1996/06/30      38134.34                    37157.32
  1996/07/31      36677.92                    35515.71
  1996/08/31      37113.38                    36264.74
  1996/09/30      39050.92                    38305.72
  1996/10/31      39329.81                    39362.19
  1996/11/30      42141.53                    42337.58
  1996/12/31      41511.41                    41498.87
IMATRL PRASUN   SHR__CHT 19961231 19970115 133505 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Congress Street Fund on December 31, 1986. As the chart shows, by December 31, 1996, the value of the investment would have grown to $41,510 - a 315.10% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $41,499 - a 314.99% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In
turn, the share price and
return of a fund that invests in
stocks will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Paced by the robust performance
of blue chip stocks, the U.S. stock
market posted strong gains for
the year that ended December
31, 1996. The Standard & Poor's
500 Index returned 22.96%
during the period - well above its
long-term average of about 12%.
The stock market spent much of
the past year breaking price and
trading volume records. Solid
corporate earnings reports, large
cash inflows into mutual funds,
widespread optimism and a
generally favorable interest rate
environment propelled share
prices higher. Large capitalization
stocks thrived as investors
sought their lower volatility and
higher degree of liquidity over
smaller cap stocks in an
environment where it was
sometimes difficult to discern the
health of the economy. While
short-term confusion over the
direction of interest rates created
a volatile backdrop in the summer
months, stocks rallied again
when the Federal Reserve Board
left short-term interest rates
unchanged and it appeared
inflation would not be an issue for
the remainder of 1996. The Dow
Jones Industrial Average closed
above 6500 for the first time in
November. Stock markets ended
the year on an up note after
experiencing some volatility
sparked by comments by Fed
Chairman Alan Greenspan in
December about the market's
exuberance.
An interview with Jonathan F. Weed, Portfolio Manager of Fidelity Congress Street Fund
Q. JAY, HOW HAS THE FUND PERFORMED?
A. It has done well. For the 12 months that ended December 31, 1996, the fund had a total return of 22.32%. To compare, the Standard & Poor's 500 Index posted a return of 22.96% over the same period. In addition, the fund's performance beat the growth and income funds average return of 20.78% for 1996.
Q. WHAT FACTORS HELPED THE FUND'S PERFORMANCE?
A. The main reason behind the fund's strong performance was that the market favored the types of stock found in the fund, namely steady growth companies. As a result, the performance of individual stocks helped propel the fund's returns. Most noteworthy on the sector level was the fact that the fund had less invested in the utilities sector than the S&P 500. This sector moves in close concert with bonds, which underperformed stocks by a large margin. Utilities stocks also suffered from uncertainty over the impact of deregulation in the sector.
Q. LET'S TAKE A LOOK AT THE FUND'S STOCKS, FOCUSING IN ON THOSE THAT CONTRIBUTED MOST TO THE FUND'S RETURN.
A. Coca-Cola made the strongest contribution to the fund's performance. It's a nondurables stock, and this sector really benefited from the attractiveness of the steady earnings growth that nondurables stocks tend to post in many economic environments. For example, demand for such products as Coca-Cola tends to remain steady, while demand for other products such as automobiles tends to be cyclical, or more dependent on the stimulus provided by a strong economy. Campbell Soup was another nondurables stock that helped. Three health stocks - Merck, Lilly and Johnson & Johnson - also benefited from investors' interest in stocks that could post steady earnings growth in 1996's uncertain economic environment.
Q. WHAT WERE SOME OF THE OTHER STOCKS THAT HELPED PERFORMANCE?
A. Exxon was one. Along with many other energy stocks, it benefited from higher-than-expected energy prices. Solid business prospects, along with merger and acquisition activity among companies involved in defense and aerospace, helped General Electric, United Technologies and Boeing. Hewlett-Packard, the fund's fourth largest holding, also performed well due to strong demand for its products.
Q. WERE THERE SOME AREAS OF THE FUND THAT PROVED TO BE WEAK PERFORMERS IN
1996?
A. The fund's investments in basic industries and technology - the latter being the S&P's top performing sector in 1996 - didn't perform as well as the stocks from those two sectors that helped make up the S&P 500. In addition, the fund had less invested in the finance sector, which proved to be another strong performing sector for the index. In terms of specific stocks, only two posted negative returns over the period. Consolidated Edison was down with the utilities sector. In addition, Eastman Chemical suffered from operating problems.
Q. WHAT'S YOUR OUTLOOK AS WE ENTER 1997?
A. In 1996, stock prices outpaced earnings increases. This situation leaves valuations at very high levels. While there is no one factor that looks like trouble for the market, history teaches us that problems eventually do arise. Any one of several factors could provide a shock to the market, resulting in normal but unpredictable market volatility and/or a decline. On the other hand, it is possible that we could go another 12 months in the "Goldilocks" scenario, with everything falling into place to provide stock investors with moderate positive returns. It is unlikely that the market will let stocks go to even more extreme valuations, so any increase in stock prices would have to be supported by further increases in earnings. In the meantime, earnings disappointments are hitting specific issues hard. And again, any kind of shock - an inflation increase in particular, because it could lead to a new valuation of the stock market based on higher discount rates, possible Federal Reserve short-term rate increases and higher interest expense for corporations - could derail the market.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
INVESTMENT CHANGES


TOP TEN STOCKS AS OF DECEMBER 31, 1996
                            % OF FUND'S    % OF FUND'S
                            INVESTMENTS    INVESTMENTS
                                           IN THESE STOCKS
                                           6 MONTHS AGO

Coca-Cola Co. (The)         5.4            5.4

General Electric Co.        5.4            5.0

Boeing Co.                  5.3            4.6

Hewlett-Packard Co.         5.1            5.6

United Technologies Corp.   4.5            4.2

Campbell Soup Co.           4.2            3.9

Merck & Co., Inc.           4.0            3.5

Eastman Kodak Co.           3.8            3.9

GTE Corp.                   3.6            3.7

International Paper Co.     3.5            3.4

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
                   % OF FUND'S    % OF FUND'S
                   INVESTMENTS    INVESTMENTS
                                  IN THESE MARKET SECTORS
                                  6 MONTHS AGO

Health             19.2           20.3

Nondurables        19.1           18.5

Technology         13.6           14.2

Energy             9.8            9.2

Basic Industries   6.3            6.5

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF DECEMBER 31, 1996 AS OF JUNE 30, 1996
Row: 1, Col: 1, Value: 5.6
Row: 1, Col: 2, Value: 50.0
Row: 1, Col: 3, Value: 44.4
Row: 1, Col: 1, Value: 5.3
Row: 1, Col: 2, Value: 44.7
Row: 1, Col: 3, Value: 50.0
Stocks 94.4%
Short-term
investments 5.6%
Stocks 94.7%
Short-term
investments 5.3%
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.4%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 5.3%
Boeing Co.   45,654 $ 4,856,444
BASIC INDUSTRIES - 6.3%
CHEMICALS & PLASTICS - 0.7%
Eastman Chemical Co.   10,953  605,153
PAPER & FOREST PRODUCTS - 5.6%
International Paper Co.   80,198  3,237,994
Union Camp Corp.   40,000  1,910,000
  5,147,994
TOTAL BASIC INDUSTRIES   5,753,147
CONGLOMERATES - 4.5%
United Technologies Corp.   63,000  4,158,000
ENERGY - 9.8%
OIL & GAS - 9.8%
Chevron Corp.   40,000  2,600,000
Exxon Corp.   33,000  3,234,000
Mobil Corp.   23,900  2,921,775
Union Pacific Resources Group, Inc.   8,181  239,294
  8,995,069
FINANCE - 1.9%
BANKS - 1.9%
Bankers Trust New York Corp.   16,732  1,443,135
Citicorp  3,000  309,000
  1,752,135
HEALTH - 19.2%
DRUGS & PHARMACEUTICALS - 13.7%
American Home Products Corp.   55,002  3,224,492
Lilly (Eli) & Co.   37,368  2,727,864
Merck & Co., Inc.   46,886  3,715,716
Pharmacia & Upjohn, Inc.   74,463  2,950,596
  12,618,668
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - 5.5%
Guidant Corp.   34,526 $ 1,967,982
Johnson & Johnson  62,654  3,117,037
  5,085,019
TOTAL HEALTH   17,703,687
INDUSTRIAL MACHINERY & EQUIPMENT - 6.1%
ELECTRICAL EQUIPMENT - 5.4%
General Electric Co.   50,000  4,943,750
POLLUTION CONTROL - 0.7%
WMX Technologies, Inc.   20,000  652,500
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   5,596,250
MEDIA & LEISURE - 2.5%
PUBLISHING - 2.5%
Knight-Ridder, Inc.   60,000  2,295,000
NONDURABLES - 19.1%
BEVERAGES - 8.7%
Anheuser-Busch Companies, Inc.   76,672  3,066,880
Coca-Cola Co. (The)  94,598  4,978,220
  8,045,100
FOODS - 7.2%
Campbell Soup Co.   47,918  3,845,420
Earthgrains Co.   1,533  80,099
Heinz (H.J.) Co.   74,859  2,676,209
  6,601,728
HOUSEHOLD PRODUCTS - 0.8%
Colgate-Palmolive Co.   7,733  713,369
TOBACCO - 2.4%
Philip Morris Companies, Inc.   20,000  2,252,500
TOTAL NONDURABLES   17,612,697
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - 13.6%
COMPUTERS & OFFICE EQUIPMENT - 6.4%
Hewlett-Packard Co.   93,200 $ 4,683,300
International Business Machines Corp.   8,211  1,239,861
  5,923,161
ELECTRONICS - 3.4%
Motorola, Inc.   51,200  3,142,400
PHOTOGRAPHIC EQUIPMENT - 3.8%
Eastman Kodak Co.   43,012  3,451,713
TOTAL TECHNOLOGY   12,517,274
TRANSPORTATION - 0.6%
RAILROADS - 0.6%
Union Pacific Corp.   9,660  580,808
UTILITIES - 5.5%
ELECTRIC UTILITY - 2.0%
Consolidated Edison Co. of New York, Inc.   26,264  768,222
Potomac Electric Power Co.   40,000  1,030,000
  1,798,222
TELEPHONE SERVICES - 3.5%
GTE Corp.   71,838  3,268,629
TOTAL UTILITIES   5,066,851
TOTAL COMMON STOCKS
(Cost $17,450,148)   86,887,362
CASH EQUIVALENTS - 5.6%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 6.75%, dated
12/31/96 due 1/2/97  $ 5,122,920  5,121,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $22,571,148)  $ 92,008,362
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $22,571,148. Net unrealized appreciation aggregated $69,437,214, all of which related to appreciated investment securities.
At December 31, 1996, the fund had a capital loss carryforward of approximately $940,400 of which $940,000 and $400 will expire on December 31, 1999 and 2000, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase               $ 92,008,362
agreements of $5,121,000) (cost $22,571,148) -
See accompanying schedule

Cash                                                                    31

Dividends receivable                                                    188,074

 TOTAL ASSETS                                                           92,196,467

LIABILITIES

Payable for fund shares redeemed                            $ 900

Distributions payable                                        702,952

Accrued management fee                                       101,524

Other payables and accrued expenses                          44,767

 TOTAL LIABILITIES                                                      850,143

NET ASSETS                                                             $ 91,346,324

Net Assets consist of:

Paid in capital                                                        $ 22,857,902

Distributions in excess of net investment income                        (8,458)

Accumulated undistributed net realized gain (loss)                      (940,334)
on investments

Net unrealized appreciation (depreciation) on                           69,437,214
investments

NET ASSETS, for 362,277 shares outstanding                             $ 91,346,324

NET ASSET VALUE, offering price and redemption price                    $252.14
per share ($91,346,324 (divided by) 362,277 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                   $ 1,967,167
Dividends

Interest                                                             257,879

 TOTAL INCOME                                                        2,225,046

EXPENSES

Management fee                                          $ 388,675

Transfer agent fees                                      78,445

Accounting fees and expenses                             60,548

Non-interested trustees' compensation                    482

Custodian fees and expenses                              8,227

Registration fees                                        250

Audit                                                    36,493

Legal                                                    430

Miscellaneous                                            1,022

 Total expenses before reductions                        574,572

 Expense reductions                                      (1,328)     573,244

NET INVESTMENT INCOME                                                1,651,802

REALIZED AND UNREALIZED GAIN (LOSS)                                  5,440,605
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation)                 10,268,240
on investment securities

NET GAIN (LOSS)                                                      15,708,845

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                     $ 17,360,647
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED     YEAR ENDED
                                                            DECEMBER 31,   DECEMBER 31,
                                                            1996           1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                  $ 1,651,802    $ 1,734,288
Net investment income

 Net realized gain (loss)                                    5,440,605      928,813

 Change in net unrealized appreciation (depreciation)        10,268,240     20,595,018

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             17,360,647     23,258,119
FROM OPERATIONS

Distributions to shareholders from net investment income     (1,696,301)    (1,753,544)

Share transactions                                           286,262        402,081
Reinvestment of distributions

 Cost of shares redeemed                                     (6,434,931)    (1,382,987)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             (6,148,669)    (980,906)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    9,515,677      20,523,669

NET ASSETS

 Beginning of period                                         81,830,647     61,306,978

 End of period (including under (over) distribution         $ 91,346,324   $ 81,830,647
of net investment income of $(8,458) and
$36,041, respectively)

OTHER INFORMATION
Shares

 Issued in reinvestment of distributions                     1,161          2,064

 Redeemed                                                    (28,466)       (7,905)

 Net increase (decrease)                                     (27,305)       (5,841)


FINANCIAL HIGHLIGHTS

                                  YEARS ENDED DECEMBER 31,

                                  1996                       1995       1994       1993 B     1992

SELECTED PER-SHARE DATA

Net asset value,                  $ 210.05                   $ 155.04   $ 150.47   $ 142.93   $ 147.55
beginning of period

Income from Investment
Operations

 Net investment income             4.48                       4.45       4.29       3.73       3.79

 Net realized and unrealized       42.21                      55.06      4.38       7.66       (4.76)
 gain (loss)

 Total from investment             46.69                      59.51      8.67       11.39      (.97)
 operations

Less Distributions

 From net investment income        (4.60)                     (4.50)     (4.10)     (3.80)     (3.65)

 In excess of net                  -                          -          -          (.05)      -
 investment income

 Total distributions               (4.60)                     (4.50)     (4.10)     (3.85)     (3.65)

Net asset value, end of period    $ 252.14                   $ 210.05   $ 155.04   $ 150.47   $ 142.93

TOTAL RETURN A                     22.32%                     38.63%     5.86%      8.05%      (.61)%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period         $ 91,346                   $ 81,831   $ 61,307   $ 64,440   $ 63,891
(000 omitted)

Ratio of expenses to average       .67%                       .67%       .60%       .61%       .62%
net assets

Ratio of expenses to average       .66%                       .67%       .60%       .61%       .62%
net assets after expense          C
reductions

Ratio of net investment income     1.92%                      2.42%      2.82%      2.52%      2.58%
to average net assets

Portfolio turnover rate            0%                         0%         0%         0%         0%

Average commission rate D         $ .0320


A THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Congress Street Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 3.8 million shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund intends to retain and pay federal income taxes at year-end on undistributed net long-term capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
or short-term gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $243,763 and $6,295,398, respectively. Sales of securities represent the current value of securities delivered in redemption of fund shares.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a quarterly fee that is computed monthly at an annual rate of .50% of the fund's average net assets. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee was reduced by $42,719. For the period, the management fee rate was equivalent to an annual rate of .45% of average net assets after the fee reduction.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .09% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $96 for the period.
5. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $24 and $1,304, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of Fidelity Congress Street Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Congress Street Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Congress Street Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 7, 1997
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
  To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN
INVESTMENT
IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
100 Crosby Parkway - KP2C
Covington, KY 41015-4399
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH AND INCOME FUNDS
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THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
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 (8 a.m. - 9 p.m.)
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 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
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